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                                                                   Exhibit 10.18

                        CONFIDENTIAL TREATMENT REQUESTED

         Confidential Portions Of This Agreement Which Have Been Redacted Are Marked With Brackets ("[****]"). The Omitted Material Has Been Filed Separately With The Securities And Exchange Commission.

                                SUPPLY AGREEMENT

         This SUPPLY AGREEMENT (the "Agreement") is made and entered into as of April 14, 2000 (the "Effective Date"), by and between WARNER-LAMBERT COMPANY, a corporation organized and existing under the laws of Delaware ("SUPPLIER"), and FIRST HORIZON PHARMACEUTICAL CORPORATION, a corporation organized and existing under the laws of Delaware ("PURCHASER"). Capitalized terms not otherwise defined herein shall have the meanings set forth in Article 1.


                                  WITNESSETH:

         WHEREAS, on the date hereof, PURCHASER has purchased the Product from SUPPLIER pursuant to an asset purchase agreement between SUPPLIER and PURCHASER dated as of April 10, 2000 (the "Asset Purchase Agreement");

         WHEREAS, PURCHASER does not have immediate capacity for manufacturing or causing to be manufactured the Products, Active Ingredient or Samples;

         WHEREAS, pursuant to the terms of the Asset Purchase Agreement, SUPPLIER has undertaken to supply Product, Active Ingredient and Samples to PURCHASER;

         WHEREAS, SUPPLIER is a manufacturer with adequate capacity for manufacturing PURCHASER's Product and Samples and has access to sources of Active Ingredient;

         WHEREAS, the parties desire to enter into a Supply Agreement pursuant to which SUPPLIER shall supply the Products, Active Ingredient and Samples to PURCHASER; and

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained herein, the parties agree as follows:

1.       DEFINITIONS.

         As used in this Agreement, the following terms will have the meanings set forth below:

         "Active Ingredient" means mefenamic acid.

         "Affiliate" means (i) any company or entity, more than fifty percent (50%) of whose voting stock or participating profit interest is owned or controlled, directly or indirectly, by a party; (ii) any company, entity or person which owns or controls, directly or indirectly, more than fifty percent (50%) of the voting stock or participating profit interest of a party and (iii) any company, entity or person which is under common control with a party hereto. The term "common control" means a third party has direct or indirect ownership of fifty percent (50%) or more of the voting
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stock or participating profit interest of both the other company or entity and the party to this Agreement.

         "Asset Purchase Agreement" has the meaning set forth in the Recitals.

         "Business Day" means a day during which banks are generally open for business in New York.

         "FDA" means the Food and Drug Administration of the United States.

         "GMPs" means current Good Manufacturing Practices.

         "New Drug Application" means the new drug application relating to the Product.

          "Product" means the finished pharmaceutical product containing the Active Ingredient supplied pursuant to this Agreement and set forth in Schedule A.

         "Production Fee" means the fees payable pursuant to Sections 2.2, 2.3 and 2.4.

         "Proprietary Information" has the meaning set forth in Section 6.1.

         "Raw Materials" means all raw materials and packaging materials (including labeling), other than the Active Ingredient, needed to produce the Product.

         "Reimbursement Amount" has the meaning set forth in Section 5.3.

         "Samples" has the meaning set forth in Section 2.4.

         "Specifications" means the specifications and procedures currently utilized by SUPPLIER in testing Raw Materials and the Active Ingredient and in manufacturing and testing the Product which are according to the New Drug Application for the Product in effect on the date hereof or such other manufacturing specifications as are mutually agreed upon in writing by the parties hereto, including all stability requirements set forth therein.

         "Territory" means the United States of America and Puerto Rico.

2.       PRODUCTION ARRANGEMENT.

         2.1 Appointment. PURCHASER hereby appoints SUPPLIER and SUPPLIER hereby agrees to be a supplier of the Product, Active Ingredient and Samples to PURCHASER pursuant to and for the term of this Agreement.

         2.2 Agreement to Supply and Purchase the Product. (a) During the term of this Agreement, SUPPLIER shall use its commercially reasonable efforts to supply to PURCHASER the Product in such quantities and on such dates as set forth in Schedule A hereto, subject to SUPPLIER's ability to complete any required packaging and labeling changes. In the event SUPPLIER is unable to supply the Product to PURCHASER on a delivery date set forth on Schedule A, for a reason other than SUPPLIER's inability to complete packaging and labeling changes in time, SUPPLIER shall use its commercially reasonable efforts to deliver such Product as soon as practicable thereafter, but in any event, no later than thirty (30) days after the applicable delivery date.
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         (b)      PURCHASER shall purchase from SUPPLIER Product in the
quantities and on the delivery dates set forth in Schedule A. In the event PURCHASER fails at any time to purchase all Product manufactured and made available for delivery by SUPPLIER as specified in this Section 2.2(b), PURCHASER shall pay to SUPPLIER an amount equal to the total Production Fee which would have otherwise been paid to SUPPLIER had PURCHASER purchased the quantity specified on Schedule A on the applicable date.

         2.3 Active Ingredient and Raw Materials. (a) SUPPLIER will at all times acquire, at its own cost and expense, the Active Ingredient and Raw Materials, in such quantities as are necessary to enable SUPPLIER to manufacture and supply the desired quantities of the Product during the term of this Agreement. SUPPLIER will perform all quality control procedures with respect to the Active Ingredient and Raw Materials in accordance with the Specifications.

         (b) SUPPLIER will use its commercially reasonable efforts to provide PURCHASER with the Active Ingredient in the quantity, on the delivery date and at the price set forth on Schedule B hereto. In the event SUPPLIER is unable to supply the Active Ingredient to PURCHASER on the delivery date set forth on Schedule B, SUPPLIER shall use its commercially reasonable efforts to deliver such Active Ingredient as soon as practicable thereafter, but in any event, no later than thirty (30) days after the original delivery date.

         2.4 Product Samples. SUPPLIER shall use its commercially reasonable efforts to provide PURCHASER with samples of the Product ("Samples") in such quantity, on the delivery dates and at the prices set forth on Schedule C hereto, provided, PURCHASER delivers to SUPPLIER a purchase order for the desired quantity of Samples at least ten (10) Business Days before the beginning of the applicable delivery date option selected by PURCHASER. In the event SUPPLIER is unable to supply the Samples to PURCHASER on the applicable delivery date set forth on Schedule C, SUPPLIER shall use its commercially reasonable efforts to deliver such Samples as soon as practicable thereafter, but in any event, no later than thirty (30) days after the applicable delivery date.

3.       DELIVERY AND ACCEPTANCE.

         3.1 Delivery. The Products shall be delivered to a carrier designated by PURCHASER at SUPPLIER's plant in Lititz, Pennsylvania, or SUPPLIER's distribution center in Elk Grove Village, Illinois, as PURCHASER shall direct. Title to and risk of loss for the Product shall transfer to PURCHASER upon delivery to PURCHASER at the designated location.

         3.2 Acceptance of Shipments. After receipt of a shipment of Products, Active Ingredient or Samples, PURCHASER shall within ten (10) Business Days after delivery thereof, visually inspect the Product shipment and communicate acceptance or rejection to Seller in writing. The parties agree that PURCHASER's visual inspection consists of (i) comparing the applicable order against the documentation accompanying the shipment to verify that the delivery date, identity, quantity and exterior shipment labeling comply with the order and (ii) visually inspecting the exterior of the shipment to verify that the shipment appears to be in good condition.

         3.3 Failure to meet Specifications. In addition, after the date of acceptance by PURCHASER pursuant to Section 3.2, PURCHASER shall be entitled to return any shipment of Product, Active Ingredient or Samples, in whole or in part, to the extent that such Product,
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Active Ingredient or Samples fail to meet Specifications (as such
Specifications existed on the date of delivery), where such failure is due solely to the actions or omissions of SUPPLIER.

4.       PRODUCTION FEE AND PAYMENT.

         4.1 Production Fees. Subject to Section 2.2(b), PURCHASER will pay SUPPLIER the applicable Production Fees for Product (including costs of Active Ingredient, Raw Materials, manufacturing, filling, inspecting, quality control, stability testing and packaging), Active Ingredient and Samples delivered to PURCHASER hereunder.

         4.2 Invoices. SUPPLIER will issue an invoice PURCHASER for the full Production Fee with each shipment of the Product, Active Ingredient or Samples delivered in accordance with Section 3.1. SUPPLIER will invoice PURCHASER for all other amounts due hereunder on or after performance or occurrence of the event that entitles SUPPLIER to be paid such amount by PURCHASER. All invoices hereunder will be due and payable within thirty (30) days after receipt of the invoice by PURCHASER.

         4.3 Taxes. In addition to payment of the Production Fee, PURCHASER will be responsible for the payment of any sales and use taxes on the Product, Active Ingredient or Samples delivered by SUPPLIER to PURCHASER.

5.       QUALITY CONTROL.

         5.1 Manufacturing Process and Quality Assurance. The Product will be manufactured by SUPPLIER in compliance with applicable laws and the Specifications and in accordance with the manufacturing, quality assurance and validation procedures currently employed by SUPPLIER in manufacturing the Product or such other procedures as may be mutually agreed upon, or as may be required under the New Drug Application.

         5.2 Modifications. Any request for modification of the Specifications (including a change of the Raw Materials or Active Ingredient) will be made by the requesting party to the other party in writing. SUPPLIER will inform PURCHASER of the amount of any additional costs (including capital expenditures) that any such modification would reasonably entail, if any, and, if PURCHASER elects to adopt the modification, the Production Fee will be increased by the amount of such additional costs, and the relevant documents and related schedules will be revised accordingly. If SUPPLIER is technically unable to comply with a modification proposed by PURCHASER or if PURCHASER is unwilling to pay the additional costs associated with any modification, the requesting party will have the option to withdraw the proposed modification or, if the requesting party can demonstrate that it reasonably requires such modification for business or regulatory reasons, to terminate this Agreement. Each party will notify the other party as soon as reasonably possible of any proposed changes to the Specifications, procedures or other areas that have an impact on the other party's performance of this Agreement. In no event will SUPPLIER be required to make (or not to make) a modification that it deems prohibited (or required) by applicable regulations or regulatory authorities. Notwithstanding the foregoing, SUPPLIER shall not have the right to terminate this Agreement pursuant to this Section 5.2 if PURCHASER is unwilling to pay the additional costs associated with any modification proposed by SUPPLIER, other than modifications that are required for regulatory reasons.

         5.3 Testing. SUPPLIER will perform such quality assurance testing as required under the New Drug Application, and will provide evidence of such testing to PURCHASER in a
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certificate of analysis for each product lot which confirms that the product lot has been manufactured and analyzed by SUPPLIER according with the Specifications. SUPPLIER shall provide a copy of the applicable certificate of analysis to PURCHASER with each product lot that is delivered to PURCHASER or by facsimile on the date of delivery.

         5.4 Reimbursement for Non-Conforming Product. If the Product fails to meet the Specifications, where such failure is due solely to the actions or omissions of SUPPLIER, SUPPLIER will credit PURCHASER with the Reimbursement Amount. The "Reimbursement Amount" will be deemed equal to the sum of any costs reasonably expended by PURCHASER in order to identify the defect (i.e., testing), plus all Production Fees paid on account of the subject Product. The Reimbursement Amount will be payable sixty (60) days after rejection of the subject Product in accordance with this Section. At PURCHASER's option, (i) SUPPLIER will be relieved of any obligation to deliver any Product with respect to the non-conforming batch, or (ii) SUPPLIER will replace the non-conforming batch with substitute Product that conforms with the Specifications and any other requirements of this Agreement, within sixty (60) calendar days from the date PURCHASER notifies SUPPLIER of its election of option (ii) of this Section 5.4, in which case PURCHASER will pay to SUPPLIER amounts in accordance with
Article 4 based on the substitute Product. SUPPLIER will dispose of the non-conforming Product at its own expense This Section 5.4 sets forth PURCHASER's sole remedy for non-conforming Product that is identified before sale thereof by PURCHASER to PURCHASER's customer, and under no circumstances will SUPPLIER be liable to PURCHASER for any damages, including, without limitation, direct, special, incidental or consequential damages (including, without limitation, loss of business, profits, or goodwill), arising therefrom (whether in contract, tort, negligence or otherwise) or in connection with its performance under this Agreement.

         5.5 Access for Quality Control. Subject to SUPPLIER's reasonable ability to assure the confidentiality of its other projects, SUPPLIER will permit PURCHASER's representatives to enter SUPPLIER's plant upon reasonable advance written notice and at reasonable intervals during regular business hours solely for the purpose of making quality control inspections of the facilities used in production of the Product for PURCHASER, including manufacturing, receiving, sampling, analyzing, storing, handling, packaging, shipping and disposing of the Active Ingredient and the Product. In addition, the parties agree that a member of SUPPLIER's pharmaceutical quality assurance team shall be present at all such inspections.

6.       CONFIDENTIAL INFORMATION.

         6.1 Confidentiality. PURCHASER and SUPPLIER will at all times maintain as confidential any information, technology, formulation, process, packaging, analytical methods, stability data, registration data or know-how of a proprietary or confidential nature relating to the Product disclosed by the other party pursuant to or in connection with this Agreement (the "Proprietary Information"); provided, however, that the term "Proprietary Information" does not include information which becomes available to the receiving party following the date of this Agreement on a non-confidential basis from a source other than the disclosing party, its representatives or Affiliates, if such source is not under an obligation, (whether contractual, legal or fiduciary) to the disclosing party, its representatives or its Affiliates to keep such information confidential.

         6.2 Survival of Confidentiality. PURCHASER and SUPPLIER hereby agree that the provisions of this Article 6 and the obligations of confidentiality herein will endure for a period of five (5) years after the expiration or termination of this Agreement; provided, however, that with
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respect to Proprietary Information regarding, arising out of, relating to, reflecting, incorporating or based upon scientific, technological (including, without limitation, analytical, manufacturing or formulation technology), regulatory or compliance matters, the obligations of confidentiality herein will not terminate.

7.       INDEMNIFICATION.

         7.1 Indemnification of SUPPLIER. PURCHASER will defend, indemnify, and hold harmless SUPPLIER, its officers, agents, employees and Affiliates from any loss, claim, action, damage, penalty, fine, expense or liability (including reasonable defense costs and attorneys fees) ("Claim") to the extent the same arises out of or is related to (a) the breach of any representation, warranty or guarantee made by PURCHASER herein, (b) the handling, possession or use of the Product following delivery to PURCHASER in accordance with Section 3.1 including, without limitation, express and implied warranties of merchantability, fitness for a particular purpose and strict liability, unless the claim results from the applicable Product failing to conform to the Specifications, where such non-compliance is due solely to the actions or omissions of SUPPLIER or (c) any other negligent act or omission of PURCHASER.

         7.2 Indemnification of PURCHASER. SUPPLIER will defend, indemnify, and hold harmless PURCHASER, its officers, agents, employees and Affiliates from any Claim to the extent the same arises out of or is related to (a) the breach of any representation, warranty or guarantee made by SUPPLIER herein or
(b) any other negligent act or omission of SUPPLIER.

         7.3 Indemnification Procedures. In any case under this Agreement where one party has indemnified the other against any claim or legal action, indemnification will be conditioned on compliance with the procedure outlined below. Provided that prompt notice is given of any claim or suit for which indemnification might be claimed, the indemnifying party promptly will defend, contest or otherwise protect against any such claim or suit (including by way of settlement and release) at its own cost and expense. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but the indemnifying party will be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. If the indemnifying party fails timely to defend, contest or otherwise protect against any such claim or suit, the indemnified party may, but will not be obligated to, defend, contest or otherwise protect against the same, and make any compromise or settlement thereof and recover the entire costs thereof from the indemnifying party, including reasonable attorneys fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof; provided, however, that if the indemnifying party undertakes the timely defense of such matter, the indemnified party will not be entitled to recover from the indemnifying party its costs incurred in the defense thereof. The indemnified party will cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification.

8.       RECALLS.

         8.1 Recalls. If any Product must be recalled by reason of failure to meet the Specifications, any requirements of the FDA or any other requirements of law, PURCHASER will pay all costs and expenses in order to effect the recall unless such recall is caused by a failure of the Product to meet the Specifications, where such failure is due solely to the actions or omissions of SUPPLIER. However, SUPPLIER will, in any event, comply with any regulatory
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obligations arising from its status as manufacturer of the recalled Product, and otherwise cooperate as reasonably required in PURCHASER's efforts.

         8.2 Reimbursement by PURCHASER. PURCHASER will reimburse SUPPLIER for any costs reasonably expended by SUPPLIER to effect the recall, including any cost associated with the Product that cannot be shipped due to the condition requiring the recall, unless the recall is required due to the failure of the Product to meet the Specifications, where such failure is due solely to the actions or omissions of SUPPLIER.

         8.3 Reimbursement by SUPPLIER. If PURCHASER can demonstrate that the failure to meet applicable legal requirements is caused by failure of the Product to meet the Specifications, where such failure is due solely to the actions or omissions of SUPPLIER, SUPPLIER will reimburse PURCHASER for (a) any cost reasonably expended by PURCHASER to effect the recall and (b) the Reimbursement Amount in accordance with Section 5.4.

9.       RECORDS AND AUDITS.

         9.1 Hold Period. For one (1) year after the expiration date of any particular Product batch(es), or longer if required by law (the "Hold Period"), each party will maintain, as applicable, records and samples relating to such batch(es) sufficient to substantiate and verify its duties and obligations hereunder, including but not limited to, records of orders sent and received, Product manufactured, work in progress, Product analyses and quality control tests, distribution of the Product and the like. During the Hold Period, neither party will destroy any records relating to regulatory compliance or quality assurance without giving the other party advance written notice and an opportunity to take possession of or copy such records.

         9.2 Notice of FDA Actions. Each party agrees to advise the other party in a timely manner of any actions by the FDA with respect to the Product. Such notice remains subject, in all respects, to the provisions of Article 6.

10.      TERM AND TERMINATION.

         10.1 Term. Subject to the termination provisions of Section 10.2, this Agreement will expire on December 31, 2000. This Agreement may be extended by mutual agreement of the parties hereto for an additional three (3) months.

         10.2 Termination. Each party will have the right to terminate this Agreement (i) by giving the other party written notice thereof if the other party fails to perform or violates any material provision of this Agreement in any material respect, and such failure continues unremedied for a period of thirty (30) days after the date the notifying party gives written notice to the defaulting party with respect thereto; or (ii) immediately if the other party is declared insolvent or bankrupt by a court of competent jurisdiction, or a voluntary petition of bankruptcy is filed in any court of competent jurisdiction by the other party, or the other party makes or executes any assignment for the benefit of creditors.

         10.3 Effect of Termination. Unless otherwise agreed to between the parties, all stock on hand as of the effective date of expiration or termination of this Agreement will be treated as follows as soon as practicable:
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         (a)      Product manufactured and packaged pursuant to Schedule A will be delivered by SUPPLIER to PURCHASER, whereupon PURCHASER will pay SUPPLIER therefor in accordance with the terms hereof; and

         (b) Work in progress commenced by SUPPLIER in accordance with the manufacturing schedule set forth on Schedule D attached hereto will, at the option of PURCHASER (but at the option of SUPPLIER in the case of termination hereof by SUPPLIER under Section 10.2), (i) cease, and such work in progress will remain with SUPPLIER (in which case PURCHASER will pay SUPPLIER an amount equal to SUPPLIER's actual costs incurred in connection with the performance and cessation of such work less the cost to SUPPLIER of materials that can be returned by SUPPLIER or used by SUPPLIER in later batches of other products manufactured by SUPPLIER as reasonably determined by SUPPLIER) or (ii) be completed by SUPPLIER and delivered to PURCHASER, whereupon PURCHASER will pay SUPPLIER therefor in accordance with the terms hereof; provided, however, that in the case of expiration under Section 10.1, PURCHASER will not have such option and will proceed under clause (ii) of this provision.

         10.4 No Release. The expiration or termination of this Agreement will not operate to release any party from any liability incurred prior to or upon termination hereof or which subsequently arises under the operation of
Article 22.

11.      REGULATORY MATTERS.

         11.1 Compliance. Each party will provide reasonable assistance to the other if necessary to respond to FDA audits, inspections, inquiries or requests concerning the Product or otherwise necessary to comply with GMPs. PURCHASER's employees present at the facility will at all times adhere to safety regulations, GMPs and work schedules generally applicable to SUPPLIER's own employees.

         11.2 USP Monograph. It is understood and agreed by the parties that if the USP establishes a monograph for the Product that conflicts with the Specifications, the Product labeling shall be modified to reflect this fact in accordance with the Federal Food, Drug, and Cosmetic Act ("FFDCA").

         11.3 Compliance Audits. Each party will notify the other party within twenty four (24) hours after it receives notice of an FDA or other domestic regulatory authority audit involving the Product or any component thereof and will provide to such party copies of any resulting document of action (FDA Form 483 inspectional observation report, regulatory letters, etc.) or of relevant sections thereof, resulting from these audits within five (5) Business Days after receipt (solely to the extent such documents directly relate to the Product).

12.      TRADEMARKS AND LABELING.

         12.1 Trademarks and Labeling. (a) PURCHASER shall provide SUPPLIER with labeling instructions prior to or on the Effective Date. SUPPLIER will affix labeling to the Product as instructed by PURCHASER. PURCHASER shall pay all costs incurred by SUPPLIER in connection with the implementation of labels bearing PURCHASER's name and trademark. Nothing contained herein will give PURCHASER any right to use any SUPPLIER trademark and PURCHASER will not obtain any right, title or interest in any SUPPLIER trademark by virtue of this Agreement or the performance by SUPPLIER of services hereunder; provided, however, that SUPPLIER will permit PURCHASER to use SUPPLIER's trademark in connection with the
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Product to the extent permitted under the Asset Purchase Agreement or required by applicable law or regulation.

         (b) SUPPLIER and PURCHASER shall use their best efforts to complete the conversion of labels to PURCHASER's name and trademark for Product having a delivery date on or after July 31, 2000.

         (c) As between PURCHASER and SUPPLIER, PURCHASER shall be solely responsible for ensuring that approved Product labels, Product inserts and other printed materials, if any, comply with all applicable laws, provided, however, that SUPPLIER warrants that Product supplied hereunder prior to the conversion of labels to PURCHASER's name and trademark in accordance herewith shall comply with the NDA as it exists on the date hereof.

         (d) No change to Product labels or Product inserts may be made without the prior written approval of PURCHASER.

13.      RELATIONSHIP OF PARTIES.

         13.1 Independent Contractors. It is not the intent of the parties hereto to form any partnership or joint venture. Each party will, in relation to its obligations hereunder, act as an independent contractor, and nothing in this Agreement will be construed to give either party the power or authority to act for, bind or commit the other party in any way whatsoever.

         13.2 Public Statements. SUPPLIER and PURCHASER each agree not to disclose the terms or status of this Agreement in any public statements, whether oral or written, including but not limited to shareholder reports, communications with stock market analysts, statements to other customers or prospective customers, press releases or other communications with the media, or prospectuses, without the other party's prior written consent, which will not be unreasonably withheld, or as required by applicable law. If possible, each party will give the other at least five (5) Business Days advance written notice of a disclosure required by applicable law and will cooperate with the other party to minimize the scope and content of such disclosure.

14.      WARRANTIES.

         14.1 SUPPLIER's Warranty. SUPPLIER hereby represents and warrants as follows:

         (a)      The Product will conform with the Specifications.

         (b) Subject to Section 5.2(b) of the Asset Purchase Agreement, SUPPLIER will comply in all material respects with any law, regulation, ordinance, order, injunction, decree or requirement applicable to the manufacture of the Product (including GMPs); provided that PURCHASER will reimburse SUPPLIER for any increased costs that SUPPLIER reasonably incurs; (and cannot reasonably defer) in manufacturing the Product, or operating the facility in which the Product is manufactured, as a result of any change in such laws or regulations.

         (c) SUPPLIER will maintain in effect all material governmental permits, licenses, orders, applications and approvals required of it and make all filings and notifications required of it regarding the manufacturing of the Product; and SUPPLIER will manufacture Products in material compliance with all such permits, licenses, orders, applications and approvals.

         (d) SUPPLIER and SUPPLIER's employees and Affiliates have never been (i) debarred or (ii) convicted of a crime for which a person can be debarred, under Section 306(a) or 306(b) of the Generic Drug Enforcement Act of 1992. SUPPLIER agrees that it will promptly notify PURCHASER in the event of any such debarment or conviction. The terms of the preceding sentence shall survive the termination or expiration of this Agreement.

         (e) The Product shall, at the time it is delivered under Section 3.1, not be adulterated or misbranded within the meaning of the FFDCA. Warner-Lambert shall have no responsibility for costs and expenses associated with any recall of Product on or after the date hereof attributable to a determination by a governmental or regulatory authority that the use of the Warner-Lambert Name on such Product would constitute misbranding within the meaning of the FFDCA.

         (f)      SUPPLIER has full authority to enter into this Agreement.

         14.2 PURCHASER's Warranty. PURCHASER hereby represents and warrants as follows:

         (a) PURCHASER owns all rights to the Product trademarks and trade names, if any, and the Product labeling bearing PURCHASER's name and trademarks meets regulatory requirements.

         (b) The use and sale of the Product (in the country where sold and for its indicated purpose) bearing PURCHASER's name and trademarks by or on behalf of PURCHASER or its customers will not infringe any trademark or trade name of any third person.

         (c) PURCHASER will comply in all material respects with any law, regulation, ordinance, order, injunction, decree or requirement applicable to the marketing of the Product.

         (d) PURCHASER will maintain in effect all material required governmental permits, licenses, orders, applications and approvals regarding the marketing of the Product, including the New Drug Application, and PURCHASER will market the Product in accordance with all such permits, licenses, orders, applications and approvals. PURCHASER shall not make any changes to the New Drug Application affecting the Specifications without the prior written consent of SUPPLIER, which will not be unreasonably withheld. SUPPLIER shall respond to PURCHASER'S written request for any such change within thirty (30) days after receipt of such written request from PURCHASER.

         (e) PURCHASER warrants and represents that it has full authority to enter into this Agreement, that it has been granted full rights and license to sell the Product and that nothing contained in any other agreement prohibits or restricts PURCHASER from entering into any part of this Agreement.

         14.3 NO IMPLIED WARRANTIES. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, SUPPLIER AND PURCHASER MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND REGARDING THE SUPPLY OF THE PRODUCT, EITHER EXPRESS OR IMPLIED, INCLUDING, IN THE CASE OF SUPPLIER, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

15.      ASSIGNMENT.

         15.1 This Agreement will be assignable or transferable by SUPPLIER only with the consent in writing of PURCHASER, which consent shall not be unreasonably withheld. PURCHASER agrees that until such time as PURCHASER has discharged all its payment obligations under the Asset Purchase Agreement, it shall not assign or transfer this Agreement without the prior written consent of SUPPLIER, which consent shall not be unreasonably withheld. Either party will respond to the other party's written request for assignment within forty-five (45) days after receipt of such written request from such other party. Notwithstanding the foregoing, this Agreement will be assignable or transferable by either party to any third party successor to all or substantially all of its entire business. Any assignment or transfer in violation of the terms of this Agreement will be void and of no effect and will constitute a material breach hereof. This Agreement will be binding upon and inure to the benefit of SUPPLIER and PURCHASER and their respective permitted successors and assigns.

16.      GOVERNING LAW.

         16.1 This Agreement will be governed by the laws of the State of New York. Each party hereby consents to the personal jurisdiction of the state and federal courts located in New York.

17.      FORCE MAJEURE.

         17.1 Except in the case of monetary obligations of one party to the other hereunder, neither party hereto will be liable to the other in damages for, nor will this Agreement be terminable by reason of, any delay or default in such party's performance hereunder if such delay or default is caused by conditions beyond such party's control including, but not limited to, acts of nature, regulation or law or other action of any government or any agency thereof, war, insurrection, civil commotion, destruction of production facilities or materials by earthquake, fire, flood or storm, strikes, epidemic, or unforeseen failure of suppliers, public utilities or common carriers. Each party hereto agrees promptly to notify the other party of any event of force majeure above and to employ all reasonable efforts towards prompt resumption of its performance hereunder when possible if such performance is delayed or interrupted by reason of such event.

18.      NOTICES.

         18.1 All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received on the date when delivered by hand delivery with receipt acknowledged, or upon the next Business Day following receipt of telex or telecopy transmission, or upon the third day after deposit in the United States mail, registered or certified with postage prepaid, return receipt requested, addressed as set forth below:

         If to PURCHASER:

                           First Horizon Pharmaceutical Corporation
                           660 Hembree Parkway, Suite 106
                           Roswell, Georgia  30076
                           Attn: Vice President, Corporate Development
                           Fax: (770) 442-9594
                  with a copy to:

                           First Horizon Pharmaceutical Corporation
                           660 Hembree Parkway, Suite 106
                           Roswell, Georgia  30076
                           Attn: Legal Counsel
                           Fax: (770) 442-9594

         If to SUPPLIER:

                           Warner-Lambert Company
                           201 Tabor Road
                           Morris Plains, NJ 07950
                           Attention: Vice President, Pharmaceutical
                               Manufacturing
                           Fax: (973) 385-7269

                  with a copy to:

                           Warner-Lambert Company
                           201 Tabor Road
                           Morris Plains, New Jersey 07950
                           Attention: Senior Vice President and General Counsel
                           Fax: (973) 385-3927

Any party may alter the addresses to which communications or copies are to be sent by giving, notice of such change of address in conformity with the provisions of this section for giving notice.

19.      HEADINGS.

         19.1 Headings used in this Agreement are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such paragraph, or in any way affect this Agreement.

20.      SEVERABILITY.

          20.1 If any provision of this Agreement is held to be invalid or unenforceable for any reason, the remaining provisions will continue in full force without being impaired or invalidated in any way, and the parties agree to replace any invalid provision with a valid provision which most closely approximates the intent and economic effect of the invalid provision.

21.      WAIVER.

         21.1 No term or provisions hereof shall be deemed waived, and no breach excused, unless such waiver or consent is in writing and signed by the party claimed to have waived or consented. The waiver by any party of a breach of any provision of this Agreement will not operate or be interpreted as a waiver of any other or subsequent breach.

22.      SURVIVAL.

         22.1     The provisions of Sections 2.3(b), 5.4, 5.5, 10.3, 10.4 and
13.2 and Articles 6-9 and 11 will survive the termination or expiration of this Agreement.

         22.2 The provisions of this Agreement which do not survive termination or expiration hereof (as the case may be) will, nonetheless, be controlling on, and will be used in construing and interpreting, the rights and obligations of the parties hereto with regard to any dispute, controversy or claim that may arise under, out of, in connection with, or relating to this Agreement.

23.       ENTIRE AGREEMENT.

         23.1 This Agreement, together with the Schedules hereto and the Asset Purchase Agreement, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, negotiations, understandings, representations, statements and writings relating thereto. To the extent there is any conflict between this Agreement, any purchase order and any of the Schedules attached hereto, this Agreement will take precedence. This Agreement may not be amended or modified unless such amendment or modification is made in writing and executed by a duly authorized officer or agent of each party hereto.

24.      COUNTERPARTS.

         24.1 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof shall bear the signatures of all parties indicated as signatories hereto.

25.      NO THIRD PARTY BENEFICIARY.

         25.1 The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other person or entity.

IN WITNESS WHEREOF, the parties have caused this Agreement to be entered into by their duly authorized representatives, to be effective as of the date first above written.



WARNER-LAMBERT COMPANY                      FIRST HORIZON PHARMACEUTICAL
                                            CORPORATION




By:                                         By:
   ------------------------------              ---------------------------------
   Name:                                       Name:
        -------------------------                   ----------------------------
   Title:                                      Title:
         ------------------------                    ---------------------------

                                                                      SCHEDULE A
[****]-CONFIDENTIAL TREATMENT REQUESTED

                            PONSTEL SUPPLY SCHEDULE

SUPPLY
------
Item                              Delivery Date                Quantity___________
---------------------------------------------------------------------------------------
Finished Product
----------------
250 mg.                                 [****]                                   [****]
250 mg.                                 [****]                                   [****]
250 mg.                                 [****]                                   [****]
250 mg.                                 [****]                                   [****]
250 mg.                                 [****]                                   [****]
250 mg.                                 [****]                                   [****]

PRODUCTION FEE

Fifteen (15) days prior to each scheduled delivery date, SUPPLIER shall set the Production Fee based on SUPPLIER's calculation of the standard cost which shall include the costs of Active Ingredient, Raw Materials, manufacturing, filling, inspecting, quality control, stability testing and packaging. The Production Fee for the Product to be delivered on April 30, 2000 will be $ [****] per bottle of 100's. The Production Fee is subject to adjustment as provided in the Agreement.

[****]-CONFIDENTIAL TREATMENT REQUESTED
                                                                      SCHEDULE B


                           MEFENAMIC SUPPLY SCHEDULE


Item                                Delivery Date             Quantity                Price/unit
--------------------------------------------------------------------------------------------------
Mefenamic Acid                      March 31, 2001             [****]                 $ [****]

                                                                      SCHEDULE C

[****]-CONFIDENTIAL TREATMENT REQUESTED


                             SAMPLE SUPPLY SCHEDULE


FINISHED PRODUCT SAMPLE SUPPLY

PURCHASER shall choose between one of the two delivery and quantities options below with respect to the supply of Samples:

                                                                  Maximum
Item/Unit                         Delivery Date                   Quantity_______
---------------------------------------------------------------------------------
SAMPLE SUPPLY OPTION #1
-----------------------

[****]                                  [****]                        [****]
[****]                                  [****]                        [****]

OR
SAMPLE SUPPLY OPTION #2
-----------------------
[****]                                  [****]                        [****]

PRICE
-----
The price per bottle for Samples under either option above is as follows:

[****]

                                                                      SCHEDULE D
[****]-CONFIDENTIAL TREATMENT REQUESTED

                             MANUFACTURING SCHEDULE

Ponstel
-------

             JAN `00   FEB `00   MAR `00   APR `00  MAY `00  JUN `00   JUL `00    AUG `00   SEP `00   OCT `00   NOV `00   DEC `00
             -------   -------   -------   -------  -------  -------   -------    -------   -------   -------   -------   -------
Beg. Invt.   [****]    [****]     [****]   [****]    [****]   [****]    [****]     [****]    [****]   [****]    [****]    [****]

Forecast     [****]    [****]     [****]   [****]    [****]   [****]    [****]     [****]    [****]   [****]    [****]    [****]

Production   [****]    [****]     [****]   [****]    [****]   [****]    [****]     [****]    [****]   [****]    [****]    [****]

End Invt.    [****]    [****]     [****]   [****]    [****]   [****]    [****]     [****]    [****]   [****]    [****]    [****]

[****] to be produced using Parke-Davis labeling, will be delivered [****].